CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

3700 Sam Houston Parkway South, Suite 250
Houston, Texas 77042

October 25, 2011

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of the Fund on November 18, 2011 to consider three proposals that are described in greater detail in the enclosed proxy statement.  Please read the enclosed information carefully and then submit your vote promptly.

Capstone Asset Management Company (“CAMCO”) is a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  Edward L. Jaroski and Dan Watson, the two founders of CFS, currently own Class A shares of CFS that confer on each of them over 30% of the voting power over CFS.  (The equity interests of Messrs. Jaroski and Watson  in CFS currently total 17.69% and 17.13%, respectively of the outstanding shares of CFS.)  Under applicable law, a person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company.  Thus, Mr. Jaroski and Mr. Watson may each be deemed to have a controlling interest in CFS by reason of voting power.  No other person has a controlling interest in CFS.

On or after November 1, 2011:

a.	Mr. Watson will sell all his shares of CFS to Steward Financial Holdings, Inc. so that he will retain no shares or voting power in CFS.
b.
Mr. Jaroski will reduce his voting power over CFS from 30.95% to 21.10% by converting his current holdings to a share class with lesser voting rights.  Mr. Jaroski’s equity ownership of CFS will remain at 17.69% of the outstanding CFS shares.

c.
Steward Financial Holdings, Inc. (which currently has 20.46% of the voting power and 42.18% of the equity ownership of CFS) will, after the transfer, have 51.46% of the voting power over CFS and own 59.31% of the outstanding shares of CFS.

d.	No other person will have a controlling interest in CFS.

The Transaction will be deemed to change the control of CAMCO, as defined under applicable law, which will cause the Fund’s investment advisory agreement with CAMCO to terminate.  As required by applicable law, the new advisory agreement to provide for ongoing management of the Fund must be approved by Fund shareholders.  The Fund’s Board of Trustees (“Board”) recommends that shareholders approve a new advisory agreement with CAMCO that is substantially identical to the current agreement, except for its date.

The Board is also taking this opportunity to ask shareholders to elect an additional independent Trustee and to re-elect the Fund’s current Trustees.  The Board currently consists of one insider Trustee and four independent Trustees.  The Board believes it is desirable to maintain a heavy weighting of independent Trustees and that the election of an additional independent Trustee will help preserve this weighting in the event a current independent Trustee should resign or retire.  The addition of a new Trustee plus the re-election of current Trustees will give the Board additional flexibility to appoint new or replacement Trustees in the future without incurring the costs of soliciting shareholder approval at that time.

Finally, the Board recommends that shareholders approve changing the repurchase offer request deadline from the last business day of September to the last business day of August, commencing with the 2012 repurchase offer.  The Fund’s fiscal year end is September 30, the same as, or very close to, the current repurchase request deadline, with the repurchase price being determined within 14 days later, after the fiscal year end.  The proposed change, by placing the time of the annual repurchase offer one month prior to the Fund’s fiscal year end, will significantly simplify the Fund’s year-end reporting by permitting the repurchase offer to be completed and settled prior to the Fund’s fiscal year-end.  Thus, the year-end financial statements will reflect the results of the repurchase offer and provide a more useful picture of the Fund’s financial status. From shareholders’ perspective, the change will move the 2012 repurchase offer forward one month, but after that the repurchase offers will continue to be made at 12-month intervals.

The Fund’s Trustees unanimously recommend that you vote FOR the new advisory agreement, to elect the nominees for Trustee and to move the date of the Fund’s annual repurchase offer to August of each year, commencing in August, 2012.

 Detailed information concerning these proposals is contained in the enclosed Proxy Statement. We strongly urge you to participate in the Meeting by reviewing the Proxy Statement and completing, signing and returning the proxy card promptly in the enclosed postage-paid envelope.  It is important that your vote be received no later than November 17, 2011.  If you have questions regarding these materials please call 1-800-262-6631.

Sincerely,

Edward L. Jaroski
Chairman

CAPSTONE CHURCH CAPITAL FUND
(“FUND”)

3700 West Sam Houston Parkway South,
Suite 250
Houston, Texas 77042

Notice of Meeting of Shareholders
To be held on November 18, 2011

Notice is hereby given that a Special Meeting of Shareholders (“Meeting”) of Capstone Church Capital Fund (“Fund”) will be held on November 18, 2011 at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 at 10:00 a.m. Central Standard Time for the following purposes, which are more fully described in the Proxy Statement:

Proposal 1	To approve a new advisory contract with Capstone Asset Management Company
Proposal 2	To elect six Trustees, including a new independent Trustee
Proposal 3
To approve an amendment to the Fund’s fundamental policy regarding repurchase offers to change the repurchase request deadline for the Fund’s annual repurchase offer from the last business day of September to the last business day of August, commencing in August, 2012

Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof.

 The Board of Trustees of the Fund has fixed the close of business on September  23, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The Fund’s Trustees unanimously recommend that you vote FOR Proposals 1 and 3 and FOR each nominee as Trustee in Proposal 2.

Your vote is important, regardless of the number of Fund shares you own.  You can vote easily by completing the enclosed proxy card and by signing, dating and returning it in the enclosed self-addressed, postage-paid envelope.  Or you may vote in person at the Meeting.*  Please help the Fund avoid the expense of additional mailings by submitting your proxy today.

We will be happy to answer your questions or provide additional information on request.  Please call 1-800-262-6631.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on November 18, 2011.

The Notice of Meeting and Proxy Statement and form of proxy card are available on the internet at www.capstonechurchcapitalfund.com and any amendments or supplements to the foregoing will be available at the same site.  Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders.  The most recent annual report for the Fund for the fiscal year ended September 30, 2010 and the semi-annual report for the period ended March 31, 2011, respectively, have been mailed previously to shareholders.  If you would like to receive additional copies of any of these reports for the Fund free of charge, please contact the Fund at the address indicated on the front page of this Proxy Statement or call the Fund toll-free at 1-800-468-6337.  Any such reports requested will be sent by first class mail within three business days of receipt of the request.

By Order of the Board of Trustees

Richard A. Nunn, Secretary
October 25, 2011

* To attend the Meeting in person, you will need to show proof of ownership of Fund shares, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of Fund shares.

PROXY STATEMENT

CAPSTONE CHURCH CAPITAL FUND

3700 West Sam Houston Parkway South
Suite 250
Houston, Texas 77042

SPECIAL MEETING OF SHAREHOLDERS
November 18, 2011

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”), to be voted at a special meeting of shareholders (“Meeting”) to be held November 18, 2011 at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, at 10:00 a.m. Central Standard Time, for the following purposes, which are described in greater in the Proxy Statement.

Proposal 1	To approve a new advisory contract with Capstone Asset Management Company.
Proposal 2	To elect six Trustees, including a new independent Trustee.
Proposal 3
To approve an amendent to the Fund’s fundamental policy regarding  repurchase offers to change the repurchase request deadline for the Fund’s annual repurchase offer from the last business day of September to the last business day of August, commencing in August, 2012

Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on September 23, 2011 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting. Shareholders of record as of the Record Date will be entitled to one vote for each share held, and to a fractional vote in proportion to each fractional share held. As of the Record Date, there were 2,158,910.534 shares of the Fund outstanding.

The approximate mailing date for this Proxy Statement is October 28, 2011 or as soon as practicable thereafter.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by properly executed proxies received prior to the Meeting, unless revoked prior to the Meeting, will be voted at the Meeting in accordance with instructions indicated thereon.  Shares represented by a proxy that is not properly executed will not be voted.  If no instructions are given, properly executed proxies will be voted in favor of each Proposal.  The persons named as proxy holders on the proxy card will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.  A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i)  it is revoked by the person executing it before the vote pursuant to that proxy is taken,  (a) by a writing delivered to the Fund stating that the proxy is revoked, or (b) by a subsequent proxy executed by such person, or (c) by attendance at the Meeting and voting in person by the person executing that proxy, or (d) by revocation by such person using the electronic, telephonic or computerized  means that have been authorized by the Board for authorizing the proxy to act; or (ii) the Fund receives a written notice of the death or incapacity of the maker of that proxy before the vote pursuant to that proxy is counted.  Unless otherwise specifically limited by their terms, proxies shall entitle the shareholder to vote at any adjournment or postponement of the Meeting.

The presence in person or by proxy of holders of record of thirty-three and one-third percent (33-1/3%) of the shares of the Fund shall constitute a quorum at the Meeting for transacting business.  For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.  In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained by the date of the Meeting, holders of a majority of shares of the Fund entitled to vote at the Meeting and present in person or by proxy, or any officer of the Fund present and entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting.  Broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.

Required vote.  Approval of Proposals 1 and 3 requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund.  The term “a majority of the outstanding voting securities,” as used in this Proxy Statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities “1940 Act Majority”). The affirmative vote of a plurality of the Fund’s voting securities voted at the Meeting is required to approve the election of each nominee as Trustee.  An abstention or a broker non-vote will be treated as present, but not as a vote cast with respect to, in favor of, or against, a proposal.  Thus, an abstention or broker non-vote will have the effect of a vote against Proposals 1 and 3.

Shareholders do not have appraisal rights in connection with these Proposals.

The Board knows of no other business that will be presented to the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote in accordance with their discretion.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Background

Capstone Asset Management Company (“CAMCO”), the Fund’s investment adviser, is a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  Edward L. Jaroski and Dan Watson, the two founders of CFS, currently own shares of CFS that confer on each of them over 30% of the voting power over CFS.  (Messrs. Jaroski and Watson currently have equity interests in CFS totaling 17.69% and 17.13%, respectively.)  Under applicable law, a person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company.  Thus, Mr. Jaroski and Mr. Watson  may each be deemed to have a controlling interest in CFS.  No other person has a controlling interest in CFS.

On or after November 1, 2011:

a.	Mr. Watson will sell all his shares of CFS to Steward Financial Holdings, Inc. so that he will retain no shares or voting power in CFS.
b.
Mr. Jaroski will reduce his voting power over CFS from 30.95% to 21.10% by converting his current holdings to a share class with lesser voting rights.  Mr. Jaroski’s equity ownership of CFS will remain at 17.69% of CFS’s outstanding shares.

c.
Steward Financial Holdings, Inc. (which currently has 20.46% of the voting power and 42.18% of the equity ownership of CFS) will, after the transfer, have 51.46% of the voting power over CFS and own 59.31% of the outstanding shares of CFS.

d.	No other person will have a controlling interest in CFS.

The terms of sale of Mr. Watson’s shares are as follows.  Mr. Watson sold an option to SFH for $100,000 to acquire all of his shares for the exercise price of $1,724,294 payable as set forth below, at any time during the period beginning May 12, 2011 with an exercise period ending on January 13, 2012.  The closing date is anticipated to be on or after November 1, 2011 with an initial payment of $324,294 and a promissory note issued by

SFH for the amount of $1,400,000 with interest at a rate per annum of three and one-half percent (3.5%).

Mr. Jaroski’s share transaction is a conversion of his Class A shares for Class B shares, which have lesser voting rights.

As a result of these transactions, after date of the change of control, neither Mr. Jaroski nor Mr. Watson will be deemed to control CFS, while Steward Financial Holdings, Inc. will be deemed to have control, as defined by applicable law.  Under applicable law and the terms of the Fund’s current investment advisory agreement, this change of control terminates the advisory agreement.  Thus, the Fund must adopt a new investment advisory agreement.  As required by applicable law, this new agreement has been approved by a majority of the Fund’s Board and by a majority of the Fund’s independent Trustees.  It must also be approved by a 1940 Act Majority of the Fund’s outstanding shares.

Steward Financial Holdings, Inc.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a current shareholder of CFS and is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.

Proposal 1

The investment advisory agreement which the Board is recommending for approval by Fund shareholders has no material differences from the current investment advisory agreement (each, an “Agreement”), except for its date of commencement and term.  Following approval by the Fund’s initial shareholder, the current Agreement was effective on October 3, 2005 upon commencement of the Fund’s operations.  The current Agreement was last reviewed and renewed by the Fund’s Trustees and by all the Fund’s independent Trustees at a meeting held February 25, 2011.  The new Agreement was reviewed and approved by the Fund’s Trustees and by all the Fund’s independent Trustees at a meeting held August 9, 2011.

The following general description of the terms of the Agreements is qualified in its entirety by reference to Exhibit A, which contains the form of proposed Agreement.

Both the current Agreement and the proposed Agreement provide that CAMCO shall provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information, as amended from time to time.  CAMCO shall also make investment decisions for the Fund and place orders to purchase and sell securities for the Fund.  Each Agreement provides that CAMCO may delegate its rights, duties and obligations under the Agreement to one or more sub-advisers, subject to approval by the Trustees and to satisfaction of requirements of applicable law.  Each Agreement provides that CAMCO shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund and of all Trustees of the Fund who are interested persons of CAMCO, and CAMCO shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected Trustees or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  Each Agreement has identical provisions regarding expenses that are to be borne by the Fund.  Each Agreement provides that CAMCO shall not be required to bear expenses of distribution and sale of Fund shares to the extent that such expenses are assumed by the Fund’s principal underwriter or some other party, or to the extent that such expenses are paid pursuant to a plan adopted pursuant to exemptive relief from the Securities and Exchange Commission.

Each Agreement provides that, as compensation for the services provided and expenses assumed by CAMCO under this Agreement, the Fund will pay CAMCO at the end of each calendar month an advisory fee computed daily at the following annual rates based on the Fund’s average daily net assets:

0.45% of the first $500 million
0.40% of the next $500 million
0.375% of assets over $1 billion

Each Agreement provides that, following an initial two-year period, it will continue for successive annual periods, subject to approval by the Board or by a 1940 Act Majority vote of the Fund’s shareholders, as well as by a majority of the Fund’s independent Trustees.  Amendments are also subject to Board or shareholder, and independent Trustee approval, as required by applicable law.

Advisory and other fees paid to CAMCO and its affiliate, Capstone Asset Planning Company (“CAPCO”), the Fund’s distributor, during the Fund’s fiscal year ended September 30, 2011 are as follows:

Payments to CAMCO   (Numbers for the September 30, 2011 fiscal year are not yet audited.  Numbers in the annual report for September 30, 2011 may differ.)

Investment advisory fees	$195,570
Administration fees	$ 35,387
Compliance Services fees	$ 14,445
Total fees to CAMCO	$245,402

After the change of control, there will be no material differences in the investment advisory services CAMCO will provide  to the Fund under the Agreement, and the fee rates will be the same.  The Fund’s administration services will be provided by a CAMCO affiliate, CFS Consulting Services, LLC under a new administration agreement having substantially the same terms and an identical fee schedule to the current administration agreement.  Effective August 17, 2011, the Fund’s compliance services are being provided by CFS Consulting Services, LLC under a new agreement that continues the services provided under the previous agreement, but also covers services of the Fund’s Chief Compliance Officer.  Fees under this agreement were increased to cover compensation of the Chief Compliance Officer, as well as certain expenses related to travel outside the Houston, Texas area in connection with matters covered by the agreement.

Payments to CAPCO   (Numbers for the September 30, 2011 fiscal year are not yet audited.  Numbers in the annual report for September 30, 2011 may differ.)

During the year ended September 30, 2011, CAPCO received sales charges of $448.00 with respect to sales of Fund shares.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  Since August 1, 2010, a maximum sales charge  of 3.25% is applicable to the sale of Fund shares.  During the year ended September 30, 2011, fees accrued under the Fund’s Service Plan were $117,957, of which $89,486 was voluntarily waived by CAPCO.  The Service Plan, and the voluntary fee waiver, will continue following the change of control.

CAMCO is a wholly-owned subsidiary of Capstone Financial Services, Inc.  For information regarding the principal executive officers and directors of CAMCO, as well as information regarding Trustees and officers who are also officers, employees or directors of CAMCO, or shareholders of CFS, see Exhibit B.

Review of the Proposed Agreement by the Board of Trustees

At its meeting held August 9, 2011, the Board considered the new Agreement, which, as indicated above, has no material differences from the current Agreement, except for its date of commencement and term.  The Board had last previously reviewed and approved the current Agreement at its meeting held February 25, 2011 (“February meeting”).  At that meeting, the Board, and separately, the independent Trustees, gave extensive attention to how CAMCO was dealing with the challenges of managing the Fund during a very difficult market for real-estate-related investments, such as those held by the Fund.  They noted that CAMCO had been continuously open and informative with the Trustees throughout this period and conscientious and cooperative in working with the Fund’s independent auditors to evaluate matters affecting the valuation of its portfolio securities.  They noted that CAMCO had been devoting enormous amounts of its staff’s time to dealing with problems affecting its portfolio securities as a result of difficulties faced by churches represented in the Fund’s portfolio, under recent market conditions.  They also noted that CAMCO had been diligent in revising and updating its procedures to address newly-emerging matters.  On August 9, 2011, the Board and, separately, the independent Trustees, reviewed updates to the information provided by CAMCO at the February meeting regarding CAMCO’s business activities, the services it provides to the Fund, Fund performance, portfolio management, brokerage practices, Fund expenses and compensation, CAMCO profitability, and compliance, administration and other services provided by CAMCO or its affiliates and benefits to CAMCO and its affiliates from their relationships with the Fund.  The Board and the independent Trustees reaffirmed their conclusions from the February 25, 2011 meeting.

The independent Trustees also considered the profitability of CAMCO’s relationship with the Fund, including the various sources of fees and ancillary benefits to CAMCO and its affiliates.  They noted that the Fund’s compliance expenses would rise due to the Board’s approval at the August 9, 2011 meeting of a revised compliance services agreement under which the Fund would pay, in addition to the current compliance services fee, amounts for compensation of its Chief Compliance Officer, plus expenses related to attendance at meetings outside Houston.  They noted that their decision had been based on a determination that, in view of the nature of the regulatory relationship of the Chief Compliance Officer to the Fund’s Board, it was appropriate for the Fund to bear this expense.  They reviewed the formulation and amount of the Fund’s investment advisory fees, noting that the fee schedule contained breakpoints designed to give the Fund the advantages of potential economies of scale at higher asset levels.  They noted that they had considered information on fees paid by other bond funds at the February meeting, although they considered the Fund to be unique as a closed-end interval focused on church mortgage and church loan investments and, therefore, not closely comparable to other funds.  Nevertheless, they had concluded that the Fund’s fees were within the range of those paid by other bond funds deemed comparable for this purpose.  In considering the reasonableness of the Fund’s advisory fees, the independent Trustees had also reviewed information at the February meeting concerning fees charged by CAMCO to its other clients.  CAMCO represented to the Trustees that there had been no changes in those fees.  On this basis, the independent Trustees also considered various other sources of income to CAMCO and its affiliates due to their relationships with the Fund.

In considering the new Agreement, the Board and, separately, the independent Trustees, also reviewed information regarding the change of control transactions, the new controlling shareholder, and the implications of these changes on the ongoing operations of CAMCO with respect to its services to the Fund.  They noted that Dan Watson, who would be departing, had played a role in developing the Fund’s valuation procedures, but that there would be no other personnel changes affecting the Fund, and that its portfolio would continue to be managed by Claude Cody.  They extensively questioned CAMCO’s management regarding their experience with Steward Financial Holdings, Inc. (“SFH”), the new controlling shareholder.  SFH had been a shareholder of CFS since October 1, 2008, owning 21.89% of the voting shares and 44% of the equity interest in CFS prior to the change of control. SFH had also had representatives on the CFS Board of Directors.   CAMCO management personnel indicated to the Trustees at the meeting they were not aware of any material changes that SFH intended making to CAMCO or to its operations.  They also stated their belief that SFH did not intend to institute material changes in CAMCO or its operations in the immediately foreseeable future.  They noted that SFH’s interest was primarily in encouraging growth of the Capstone organization.  Thus, it was CAMCO’s opinion that SFH would strengthen the financial support for the Capstone organization without having other material effects on the operations of CAMCO and its affiliates or on the Funds, other than in the area of strategic planning.  The Trustees also took note that SFH’s affiliations were compatible with the Fund and with the values-based investment policies of other funds advised by CAMCO.  Based on the information they reviewed, the Trustees, including all the independent Trustees, were satisfied that SFH, as controlling shareholder, would not change the operations of CAMCO or the funds managed by CAMCO, including the Fund, in any material or negative way.  They therefore determined that the change of control should not alter their previous determinations to retain CAMCO as the Fund’s investment adviser and that CAMCO should continue to be retained as investment adviser on the same terms as under the then-current investment advisory contract.  Finally, the Trustees considered the legal requirements applicable in the case of this change of control.  Under those requirements,  following a change of control of this type, for at least three years following the change of control, at least 75% of the Fund’s Trustees must consist of persons who are independent of the adviser, both as the adviser was controlled prior to, and after, the change of control.  Additionally, no “unfair burden” may be placed on the Fund as a consequence of the change of control.  “Unfair burden” includes receipt of compensation, during the two-year period following the change of control, by specified related persons other than for bona fide services.  The Trustees concluded that the proposed arrangements related to the change of control would satisfy these requirements. The Trustees, and separately the independent Trustees, therefore unanimously approved the proposed new Agreement.

Because it is likely that the proposed new Agreement will not be approved by the time the current agreement terminates due to the change of control of CAMCO, CAMCO will continue to provide investment advisory services to the Fund under an interim investment advisory agreement for up to 150 days.  The form of this agreement, which was approved by the Board, including a majority of the independent Trustees, at its August 9, 2011 meeting, contains substantially the same terms as the current investment advisory agreement, except for its date, compensation and termination provisions.  The interim agreement provides that the compensation to be received by CAMCO may be no greater than what it would have received under the current agreement and requires that compensation paid under the interim agreement be held in an interest-bearing escrow account with the Fund’s custodian or a bank.  In the event a new advisory agreement with CAMCO is approved by a 1940 Act Majority of the Fund’s outstanding voting securities by the end of the 150-day period, CAMCO will receive the amount in the escrow account, including interest.  If a new advisory agreement with CAMCO is not so approved, CAMCO will be paid, out of the escrow account, the lesser of (a) costs incurred in performing the interim agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned).  The Board and independent Trustees determined that the scope and quality of services that would be provided under the interim agreement, if it takes effect, will be at least equivalent to the scope and quality of services provided under the current agreement.  The interim agreement provides that it may be terminated at any time by the Board or by a 1940 Act Majority of the Fund’s outstanding voting securities at any time, upon 10 days’ notice to CAMCO.

The Board of Trustees of the Fund unanimously recommends that you vote FOR approval of the new investment advisory Agreement.

PROPOSAL 2 – ELECTION OF TRUSTEES

The Board and its Nominating Committee have approved the nomination of each of the Funds’ current Trustees and one additional independent Trustee.  The names of the nominees are as follows:

Edward L, Jaroski  - current Trustee
John M. Briggs – current independent Trustee
William H. Herrmann, Jr. – new nominee as independent Trustee
James F. Leary – current independent Trustee
Leonard B. Melley, Jr. – current independent Trustee
John R. Parker – current independent Trustee

The Board of Trustees of the Fund recommends that you vote FOR each of the nominees.

The Fund’s Board currently consists of five Trustees, including one interested Trustee and four independent Trustees.  The current composition of the Board satisfies all applicable legal requirements concerning its composition, including the 75% test described below.  Nevertheless, the Board and its Nominating Committee believe it is in the Fund’s best interests to use the opportunity of this shareholders meeting to elect all the current Trustees and to add an additional independent Trustee to the Fund’s Board. The addition of a new Trustee plus the re-election of current Trustees will give the Board additional flexibility to appoint new or replacement Trustees in the future without being required to seek shareholder approval.  Reducing the need to hold shareholder meetings to elect Trustees will reduce costs to the Fund.  In the event that one or more Trustees should leave office, the vacancy thus created may be filled by appointment by the Board if, immediately after such vacancy is filled at least two-thirds of Trustees holding office have been elected by shareholders.  At any time less than a majority of the Fund’s Board has been elected by shareholders, a shareholders meeting shall be held within 60 days (or such later date as the Securities and Exchange Commission shall provide by order) to elect Trustees to fill vacancies. Because one of the Fund’s current Trustees was added  by appointment, the election of all nominees at this meeting will result in a fully-elected Board and will minimize the need to hold future  shareholders meetings to elect Trustees.

Applicable legal requirements provide that, for three years following the change of control, at least 75% of the Fund’s Board of Trustees must consist of persons who satisfy legal standards of independence with respect to the Capstone organization both before and after the change of control.  As noted earlier, each of the Fund’s current Trustees satisfies this standard, as does the additional nominee, Mr. Herrmann.

The nominees named above and in the table below are all current Trustees of the Fund, except William H. Herrmann, Jr., who, if elected, would be a new independent Trustee and bring to the Board his 38 years of experience in the financial services industry.  Each of the nominees has indicated that he will serve, if elected and has consented to be named in this proxy statement.

Qualifications of Trustees.  The Fund’s Trustees, in addition to meeting high regulatory standards related to integrity, offer to the Fund a variety of experience relevant to oversight of the Fund, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  Candidates for nomination as independent Trustees must also satisfy regulatory requirements relevant to their independence.  Beyond these requirements, the Nominating Committee has not set specific minimum qualifications, but it considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. The Board believes that the nominees’ backgrounds bring to the Board a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Fund.  The nominees who are current Trustees have the additional advantage of several years of experience serving as Trustees of the Fund.  Mr. Herrmann brings to the board 38 years of experience in the financial planning and management industries.  The particular types of experience of each of the nominees are as follows:

Edward L. Jaroski:  Mr. Jaroski is one of the founders of Capstone Financial Services.  He serves as President and Director of CFS, CAMCO and CAPCO and is President, CEO and director of each of the other subsidiaries of CFS.  He previously helped form, and served as Executive Vice President of, Tenneco Financial Services, the predecessor to CFS.  His earlier experience was with Philadelphia Life Insurance Company, where he was Manager of Investments and later Vice President of Finance.  His designations include Chartered Life Underwriter, Chartered Financial Consultant and Fellow Life Management Institute.  His extensive successful background in investment management and investment company management, his leadership of the CFS organization and his detailed knowledge of the Fund led the Board to conclude that he should serve as a Trustee of the Fund.

John M. Briggs:  Mr. Briggs was a certified public accountant for 32 years.  As an accounting firm partner, he has specialized in auditing registered investment companies.  His extensive financial and accounting background and broad experience with investment companies led the Board to conclude that he should serve as a Trustee of the Fund.

William H. Herrmann, Jr.:   Mr. Herrmann has extensive background in financial planning and insurance.  He founded Herrmann & Associates Financial Planners in 1973, specializing in life insurance and investment products.  He has a Chartered Life Underwriter designation and holds several broker-dealer qualifications as well as life, health, variable annuity and property and casualty qualifications.  This background in a broad range of financial and insurance products led the Board to conclude that he should serve as a Trustee of the Fund.

James F. Leary:  Mr. Leary has a broad background in banking, business and financial management.  He founded Sunwestern Management, Inc. in 1981 to manage venture capital limited partnerships and their wholly-owned Small Business Investment Corporations.  In 1989, he founded Sunwestern Advisory, L.P., a registered investment adviser.  He subsequently served as Vice Chairman of Finance and Director for Search Financial Services and is now Managing Director of Benefit Capital South West, Inc. and serves on the boards of several investment firms.  This broad business and financial background led the Board to conclude that he should serve as a Trustee of the Fund.

Leonard B. Melley, Jr.:  Mr. Melley is the co-founder of Freedom Stores, a chain of stores that markets furniture and electronics to U.S. military markets thoughout the United States.  He serves as Chief Executive Officer and President of Freedom Stores.  His extensive business experience and unique retail background bring a special perspective to the Board and led the Board to conclude that he should serve as a Trustee of the Fund.

John R. Parker:  Mr. Parker has a banking and investment banking background.  He served as a Vice President of  European American Banking Corporation from 1975 to 1983.  He later served as a Partner – Investment Banking and Partnership Projects for Printon, Kane Government Securities & Co. and subsequently was an Executive Vice President for McRae Capital Management, Inc.  His broad banking and securities background give him experience that led the Board to conclude that he should serve as a Trustee of the Fund

All nominees who are current Trustees also serve in that capacity for two other registered investment companies – Steward Funds, Inc. (“SFI”) and Capstone Series Fund, Inc. (“CSFI”).  Mr. Herrmann is being newly nominated to the Boards of SFI and CSFI, as well as of the Fund.

Leadership structure. The Fund’s Board of Trustees (“Board”) provides overall supervision of the affairs of the Fund.  The Chairman of the Board, Edward L. Jaroski, is an “interested person” of the Fund.  The other four Trustees are independent Trustees.  If Mr. Herrmann, the nominee to serve as a new Trustee, is elected, the Board will have five independent Trustees.  James F. Leary, an independent Trustee, acts as “lead Trustee” of the Board, with responsibility for coordinating the work of the independent Trustees, leading meetings of independent Trustees and assuring that the concerns of the independent Trustees are brought to the attention of the full Board and Fund management.  The Board believes that this leadership structure provides appropriate balance, capturing for the Fund’s Board the skills and expertise of Fund management and the diversity and independence of views of the independent Trustees.

Risk oversight.  The Fund’s service providers, including the investment adviser, principal underwriter, administrator, compliance services provider, custodian and transfer agent, provide day-to-day risk management of the Fund in their areas of responsibility.  The Board, with the assistance of the Fund’s Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board and its Committees (see “Board Committees,” below) meet at least quarterly to review information concerning the Fund’s operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Fund.  During the fiscal year ended September 30, 2011, the Board met six (6) times.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Fund can be identified or controlled.  Moreover, certain risks are inherent in the Fund’s operations.  See, for example, investment risks described in the Fund’s Prospectus.

The following table contains information concerning each current Trustee, the new nominee for Trustee, and each Fund officer.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Interested Director
Edward L. Jaroski* 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 64	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Theater Under the Stars
Independent Directors
John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 61	Trustee	From 2005	CPA for 32 years; semi retired since 2005; formerly Treasurer of the Susan G. Komen Breast Cancer Foundation from 2005 -2011.	6	Director-Healthcare Services Group, Inc. Since 1992

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
James F. Leary 10000 N. Central Expressway Suite 400 Dallas, TX 75231 Age: 81	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 52	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John R. Parker 541 Shaw Hill Stowe, VT 05672 Age: 65	Trustee	From 2004	Self-employed Investor Consultant	6	None

Nominee for Independent Trustee
William H. Herrmann, Jr. P.O. Box 6 Bryn Athyn, PA 19009 Age: 65	Nominee for Trustee	N/A	Herrmann & Associates, Financial Services	6 (if elected)	None

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Executive Officers
Claude C. Cody, IV 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 59	Sr. Vice President	From 2010
Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CCO,  CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – present).  Officer of other Capstone Funds.
				N/A	None

Scott Wynant 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 56	Sr. Vice President	From 2008
Executive Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds
				N/A	None

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Richard A. Nunn 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 65	Sr. Vice President, Secretary, and Chief Compliance Officer	From 2004
Senior Vice President, Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President, Chief Compliance Officer of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President, Chief Compliance officer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.
				N/A	None

Kimberly Wallis McLaney 3700 West Sam Houston Parkway South, Suite 250 , Houston, Texas 77042 Age: 44	Asst. Vice President Compliance and Asst. Secretary	From 2004
Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Carla Homer 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 52	Treasurer and Principal Financial Accounting Officer	From 2004
Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

*
Mr. Jaroski is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, because of his positions with CAMCO, Capstone Asset Planning Company and their parent, Capstone Financial Services, Inc.

**	Mr. Melley is married to the sister of Mr. Jaroski’s wife.

Security Ownership

None of the independent Trustees or the nominee for independent Trustee, or members of their immediate families, owns beneficially or of record any shares in CAMCO, Capstone Asset Planning Company (“CAPCO”) or any person directly or indirectly controlling, controlled by, or under common control with CAMCO or CAPCO.

The following table provides information about the nominees’ ownership of securities in the Fund and in the total Capstone Fund Complex (which consists of the Fund, Steward Funds, Inc. and Capstone Series Fund, Inc.), as of October 21, 2011.

Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Trustee/Director
Edward L. Jaroski	None	over $100,000

Independent Trustees/Directors:
John M. Briggs	None	$1 - $10,000
James F. Leary	$10,001-$50,000	$10,001-$50,000
Leonard B. Melley, Jr.	None	$10,001-$50,000
John R. Parker	None	$1 - $10,000
William H. Herrmann, Jr.	None	None

Board Committees

The Fund’s Board has four committees that report to the Board.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent Trustees.  In determining whether a Trustee is independent, the Fund follows the definition of independence contained in NASDAQ Rule 5605(a)(2). Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board.  Following is a description of each of the committees:

Audit Committee – As provided in its charter, the purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Fund, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and to act as a liaison between the Fund’s independent auditors and the full Board.  The Committee approves the appointment and compensation of the Fund’s auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Fund and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board.  Current Committee members are: John M. Briggs, Chairman; Leonard B. Melley, James F. Leary and John R. Parker.  A copy of the Committee’s charter is available on the Fund’s website, at www.capstonechurchcapitalfund.com.

Compliance Committee – The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Leonard B. Melley, Jr., Chairman; James F. Leary, Edward L. Jaroski, John R. Parker and John M. Briggs.

Nominating/Corporate Governance – In accordance with the provisions of its charter, the purpose of this Committee is to select and nominate independent Trustees to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The Committee is composed entirely of independent members of the Board.  Current Committee members are: James F. Leary, Chairman; John R. Parker, Leonard B. Melley, Jr. and John M. Briggs.  The Committee will not consider nominees recommended by shareholders. In evaluating candidates for nomination as Trustee, the Committee will consider a variety of factors, although it has not established specific minimum qualifications or diversity criteria to supplement the requirements of applicable law.  Mr. Herrmann was recommended as a nominee by Mr. Jaroski, the Fund’s chairman and a Trustee.  The Committee also oversees compensation of Trustees for their service on the Board and on committees of the Board.  Their periodic review of compensation is based on information developed by Fund management. The Trustees and officers of the Fund own less than one percent of the outstanding shares of the Fund.  Each independent Trustee also serves as a Director on the boards of the other registered investment companies comprising the Capstone Fund Complex and for such service the independent Directors/Trustees are entitled to $2,500 per Board meeting attended and are paid an annual retainer of $13,500.  The Lead Director is paid additional $4,000 for such service for the Fund Complex.  All fees received by the Directors/Trustees are allocated among the portfolios in the Fund Complex based on net assets.  The Directors/Trustees and officers of the registered investment companies comprising the Fund Complex are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the Fund’s current independent Trustees during the Fund’s fiscal year ended September 30, 2011 from the Fund and, as independent Directors, from the funds in the Fund Complex.  Mr. Jaroski, the sole non-independent Director/Trustee of the Fund and of other funds in the Fund Complex, and officers of the Fund and those funds, do not receive compensation from the Fund or the other funds in the Fund Complex. (Numbers for the September 30, 2011 fiscal year are not yet audited.  Numbers in the annual report for September 30, 2011 may differ.)

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Capstone Family of Funds Paid to Directors/Trustees (3)

James F. Leary, Director/Trustee(1)(2)	$2118	$0	$0	$27,500

John R. Parker, Director/Trustee(1)(2)	$1810	$0	$0	$23,500

Leonard B. Melley, Director/Trustee(1)(2)	$1810	$0	$0	$23,500

John M. Briggs, Director/Trustee(1)(2)	$1810	$0	$0	$23,500
(1)	Also director of Steward Funds, Inc. (“SFI”)

(2)	Also director of Capstone Series Fund Inc. (“CSFI”)

(3)	The Fund Complex consists of SFI, CSFI and Capstone Church Capital Fund (“CCBF”). SFI has 4 portfolios, CSFI has 1 portfolio and CCBF has 1 portfolio.

 A copy of the Committee’s charter is available on the Fund’s website, at www.capstonechurchcapitalfund.com.

Valuation and Investment Review Committee – The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, Jr., James F. Leary and John M. Briggs.

Number of Meetings

During the Fund’s fiscal year ended September 30, 2011, there were four (4) regularly scheduled, and two (2) special, meetings of the Board.  During the fiscal year ended September 30, 2011, the Valuation Committee met five (5) times and each of the other Committees met four (4) times.  No Trustee attended less than 75% of meetings of the Board and of Committees of which he was a member during the Fund’s fiscal year ended September 30, 2011.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board of Trustees, or with individual Trustees, regarding Fund matters may send their correspondence addressed to the Board of Trustees or to an individual Trustee c/o Capstone Church Capital Fund, 3700 West Sam Houston Parkway South, Suite 250, Houston, TX 77042.

Report of the Audit Committee

The Audit Committee reviewed and discussed the Fund’s audited financial statements for the fiscal year ended September 30, 2010 with Fund management.  The Audit Committee also discussed with the Fund’s independent public registered accounting firm, Cohen Fund Audit Services, Ltd. (“Cohen”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.  The Audit Committee has received the written disclosures and the letter from Cohen required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen’s communications with the Audit Committee concerning independence, and has discussed with Cohen its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for its fiscal year ended September 30, 2010 for filing with the Securities and Exchange Commission.  The Audit Committee expects to follow the procedures described above in connection with the audit of the Fund’s financial statements for its fiscal year ended September 30, 2011, which audit is currently underway, and in connection with the inclusion of those financial statements in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2011 as filed with the Securities and Exchange Commission.  It is not expected that representatives of Cohen will make a statement or be available to answer questions at the meeting.

The Fund’s Independent Public Accountant

Cohen currently serves as independent auditor for the Fund.  The Audit Committee and the Board have selected Cohen as independent auditor to examine and report on the Fund’s financial statements for the fiscal year ended September 30, 2011.

The following table shows the aggregate fees paid to Cohen for professional audit and other services to the Fund for the Fund’s most recent two fiscal years for which audits have been completed, all of which services were pre-approved by the Audit Committee.  Final fees for the fiscal year ended September 30, 2011 are expected to be $45,000 for the audit fees and $2,000 for the tax fees.

Fiscal years ended September 30, 2009 and September 30, 2010:

Service	FY ended 9/30/2009	FY ended 9/30/2010
Audit Fees	$30,000	$90,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The Board of Trustees unanimously recommends that you vote FOR each of the nominees as Trustee.

PROPOSAL 3: AMENDMENT OF FUNDAMENTAL POLICY ON REPURCHASE OFFERS FOR FUND SHARES

The Board of Trustees proposes that Fund shareholders approve an amendment to the Fund’s fundamental policy on repurchase offers for shares to provide a change in the timing of the repurchase request deadline for the Fund’s annual repurchase offer.  The amended policy would provide that the deadline for repurchase requests from shareholders would be as of 4:00 p.m. on the last business day of August, instead of 4:00 p.m. on the last business day of September, as provided in the current policy.  The change would be effective starting in August, 2012.

The Fund’s fiscal year ends September 30 of each year.  The current repurchase request deadline is the last business day of September, with the repurchase price determined within the next 14 days.  The repurchase offer thus overlaps the Fund’s fiscal year end.  Moving the Fund’s repurchase request deadline forward by one month will significantly simplify the Fund’s year-end reporting by permitting the repurchase offer to be completed and settled prior to the fiscal year end.  The Fund’s financial statements will thus reflect the results of the repurchase offer and provide a more useful picture of the Fund’s financial status. From shareholders’ perspective, the change will move the 2012 repurchase offer forward one month, but after that the repurchase offers will continue to be made at 12-month intervals.

The Fund’s fundamental policy on repurchase offers can be changed only by affirmative vote of a majority of the Fund’s outstanding voting securities.  The Fund’s current fundamental policy regarding repurchase offers is as follows:

With respect to its Share repurchases:

a.	The Fund will make Share repurchase offers every 12 months, pursuant to Rule 23c-1 under the 1940 Act, as it may be amended from time to time, commencing September, 2011;

b.
A minimum of 5% of the Fund’s outstanding Shares will be subject to each repurchase offer, unless the Board of Trustees establishes a different percentage, which must be no less than 5% or more than 25% of the Fund’s outstanding Shares;

c.	The repurchase request deadline will be 4:00 p.m. Eastern time on the last business day of each 12-month period; and

d.	There will be a maximum 14 day period between the repurchase request deadline for each repurchase offer and the date on which the Fund’s net asset value for that repurchase offer is determined.

The proposed revised fundamental policy regarding repurchase offers is as follows:

With respect to its Share repurchases:

a.
Pursuant to Rule 23c-1 under the 1940 Act, as it may be amended from time to time, the Fund will make its Share repurchase offer for 2012 in August, 2012 and will make Share repurchase offers every 12 months thereafter;

b.
A minimum of 5% of the Fund’s outstanding Shares will be subject to each repurchase offer, unless the Board of Trustees establishes a different percentage, which must be no less than 5% or more than 25% of the Fund’s outstanding Shares;

c.	The repurchase request deadline will be 4:00 p.m. Eastern time on the last business day of August, 2012 and on the last business day of each 12-month period thereafter; and

d.	There will be a maximum 14 day period between the repurchase request deadline for each repurchase offer and the date on which the Fund’s net asset value for that repurchase offer is determined.

The Board of Trustees unanimously recommends that you vote FOR  the proposed change in fundamental policy.

OTHER INFORMATION

The Fund’s Investment Adviser, Administrator and Principal Underwriter

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser and administrator.  The Fund’s principal underwriter is Capstone Asset Planning Company (“CAPCO”).  CAMCO and CAPCO are located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Shareholder Proposals

The Fund does not hold annual meetings of shareholders.  However, it may schedule special shareholder meetings when advisable.  To be considered for inclusion in a proxy statement, submissions from shareholders must be received by the Fund a reasonable time before the Fund prints and mails its proxy statement.  Shareholder proposals are subject to certain limitations under federal securities laws.  The submission of a proposal does not guarantee that it will be included in a proxy statement.  Shareholder proposals may be submitted in writing to Secretary, Capstone Church Capital Fund, 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Principal Shareholders

To the knowledge of the Fund, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

The Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund’s outstanding shares as of the Record Date.

Special Meeting Expenses

The expenses incurred in connection with the preparation, filing, printing and mailing of the Proxy Statement, as well as expenses of soliciting proxies for the Meeting are being paid 50% by CFS and 50% by the Fund.  In addition to use of the mails, proxies may be solicited personally or by facsimile, telephone or the Internet by officers and employees of CAMCO, CAPCO and their affiliates, and financial intermediaries may be reimbursed for their expenses of sending solicitation material to beneficial owners of Fund shares.  The Altman Group has also been retained to assist in the solicitation of proxies.  The estimated fee will total approximately $10,628.  This estimate assumes a moderate level of solicitation activity.  If a greater solicitation effort is required, the solicitation costs will be higher.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

Exhibit A

The following is the form of investment advisory agreement currently in effect for the Fund and proposed for adoption in Proposal 1.  Only the dates will be different.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on ________________ between CAPSTONE ASSET MANAGEMENT COMPANY ("Adviser") and CAPSTONE CHURCH BOND FUND ("Fund”).

WHEREAS, the Fund is a Delaware statutory trust organized under a Certificate of Trust dated October 28, 2004,  and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end, non-diversified management investment company;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act");

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund and the Adviser is willing to furnish such services to the Fund;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1.      Appointment.  The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

       2.  Investment Advisory Duties/Appointment of Sub-Advisers.

(a)  Subject to the supervision of the Trustees of the Fund, the Adviser will: (i) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund.  In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund’s portfolio.  The Adviser will determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

(b)                The Adviser further agrees that it will:

(i)
comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code ("Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(ii)	use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(iii) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(iv)
furnish to the Fund whatever statistical information the Fund may reasonably request with respect to the Fund’s assets or contemplated investments.  In addition, the Adviser will keep the Fund and the Trustees informed of developments materially affecting the Fund’s portfolio and shall, on the Adviser's own initiative, furnish to the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

(v)
make available to the Fund’s administrator, promptly upon its request, copies of all its investment records and ledgers with respect to the Fund to assist the administrator and the Fund in their compliance with applicable laws and regulations.  The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(vi)
immediately notify the Fund in the event that the Adviser or any of its affiliates:  (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) has been the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

(c) The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers under such terms as shall be approved by the Trustees and in accordance with applicable requirements of the 1940 Act, rules under the 1940 Act, applicable exemptive or interpretive relief and/or regulatory interpretations.

3.      Allocation of Charges and Expenses.  Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes) and of all Trustees of the Fund who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected Trustees or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except (a) to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved and (a) to the extent the Adviser agrees, in its discretion, to assume such expenses, for the following expenses of the Fund: expenses of organizing the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other advisers (including sub-advisers) or consultants to the Fund; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Fund’s administrator or of any custodian, subcustodian, transfer agent, registrar, accounting or dividend disbursing agent of the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution, sale or transfer of securities issued by the Fund; expenses relating to investor and public relations; offering expenses, including, but not limited to, expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Fund) of Trustees, officers and employees of the Fund who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Fund or any committees thereof or advisers thereto.

The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund’s principal underwriter or some other party, or (ii) the Fund shall have, pursuant to exemptive relief obtained from the Securities and Exchange Commission, adopted a plan providing that the Fund (or some other party) shall assume some or all of such expenses.  The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

4.      Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Fund will pay the Adviser at the end of each calendar month an advisory fee computed daily at the following annual rates based on the Fund’s average daily net assets:

0.45% of the first $500 million
0.40% of the next $500 million
0.375% of assets over $1 billion

The "average daily net assets" of the Fund shall mean the average of the values placed on the net assets of the Fund as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time.  The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund’s Declaration of Trust and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund may lawfully be determined, on that day.  If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).  If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

5.      Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to rules adopted pursuant to Section 31 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6.      Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to holders of shares of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

7.      Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

8.      Duration and Termination.  This Agreement shall continue until ________, 200_, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund.  This Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

9.      Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, (ii) the Trustees and (iii) a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.                 Miscellaneous.

(a)
This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)	Nothing herein shall be construed as constituting the Adviser as an agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _______________.

CAPSTONE CHURCH BOND FUND

By__________________________________________
Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By_________________________________________
Edward L. Jaroski, President

Exhibit B

The name and principal occupation of the principal executive officer, and each director of CAMCO are as follows.  The address of each is c/o Capstone Asset Management Company, 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Directors:	Ed Jaroski
Scott Wynant
John Wolf

President/CEO:	Ed Jaroski

Executive Vice President:	Scott Wynant

Senior Vice President:	Joel Kennedy/CFO
Richard Nunn/ CCO
Thom Severson
John Wolf
Scott Tallman
Claude Cody
Mel Cody

Vice President:	Pat Garboden
Lynnette Bross
Paul Townsen
Doug Willingham
Renee Estridge
Scott Frakes
Jason Gantt Luke Lloyd Greg Falzone

Secretary:	Joel Kennedy

Treasurer:	Carla Homer

Assistant Vice President:	Kim Wallis-McLaney
Gina Garcia
Robert Karisch

Assistant Secretary:	Kim Wallis-McLaney

Following are Fund Trustees and officers who are also officers, employees or directors of CAMCO or shareholders of CFS:

Name	Role with Fund	Role with CAMCO/CFS	Shares of CFS
Edward Jaroski	Trustee, President & Chairman of the Board	President/CEO	25,500 (Class A) 3,638 (Class B)
Richard Nunn	Sr. V.P./CCO	Sr. V.P./CCO	2,000 (Class B)
Carla Homer	Treasurer	Treasurer	0
Kimberly McLaney	Asst. V.P./ Asst. Sec	Asst. V.P./ Asst. Sec	0
Claude Cody	Portfolio Manager/Sr. V.P.	Senior V.P.	8,293 (Class B)
Scott Wynant	Executive V.P.	Executive V.P.	1,000 (Class B)

Form of Proxy – Capstone Church Capital Fund

[FRONT OF PROXY CARD]

CAPSTONE CHURCH CAPITAL FUND
3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2011

THIS PROXY IS SOLICITED ON BEHALF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Edward Jaroski and Kimberly McLaney or any one of them, proxies, with full power of substitution, to vote all shares of the Capstone Church Capital Fund (“Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 on November 18, 2011 at 10:00 a.m., Central Standard Time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

This proxy must be signed exactly as your name(s) appears hereon.  If as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign
___________________________________
Signature (and title, if applicable)       Date

___________________________________
Signature (and title, if applicable)       Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING EITHER OF THE TWO METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

1. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

2. Phone:	Dial toll-free 1-877-732-3615 to speak with a representative. Please have this proxy card available at the time of your call.

Important notice regarding the availability of proxy materials for the Capstone Church Capital Fund’s Special Meeting of Shareholders to be held on November 18, 2011.  The proxy statement for this meeting is available at: www.proxyonline.us/docs/ChurchCapital.pdf

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[BACK OF PROXY CARD]

CAPSTONE CHURCH CAPITAL FUND

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” Proposals 1 and 3 and “FOR” each nominee as Trustee.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 3 AND FOR EACH NOMINEE AS TRUSTEE.

                                           Please indicate your vote by an “x” in the appropriate box below.

1.To approve the new advisory contract with Capstone Asset Management Company. For ___ Against ____ Abstain ___
2. Election of Trustees.  The Board of Trustees recommends that you vote FOR each of the following nominees:

                                                            For                      Withhold

1) John M. Briggs                               _________             _____________
2) William H. Herrmann                    _________             _____________
3) Edward L. Jaroski                          _________              _____________
4) James F. Leary                               _________              _____________
5) Leonard B. Melley, Jr.                  _________              _____________
6) John R. Parker                               _________              _____________

3. To approve an amendment to the Fund’s fundamental policy regarding repurchase offers to change the repurchase request deadline for the Fund’s annual repurchase offer from the last business day of September to the last business day of August, commencing in August, 2012
 For ___   Against ____  Abstain ___

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO EXERCISE YOUR RIGHTS AND VOTE PROMPTLY

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